Putnam
Asia Pacific
Fund II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Last summer, with virtually all of Asia's markets beset by turbulence and uncertainty, it would have been difficult to imagine that a scant year later we would be commenting on the remarkable resilience of any of them. However, as recoveries took hold in South Korea, Hong Kong, and Singapore, Putnam Asia Pacific Fund II was among the beneficiaries, as shown by the fund's results for its first full fiscal year.

Total return for 12 months ended 8/31/99

            Net asset value                  POP
----------------------------------------------------------------
                111.52%                     99.32%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* SPURT IN CHIP DEMAND PROVIDES BOOST FOR REGION

As interest rates fell and stability returned to the region, governments in countries such as South Korea were able to force large companies to restructure and reform noncompetitive practices. In addition, as the Japanese yen strengthened in the past few months, a major impediment to the competitiveness of Asian export growth was removed.

An important development for the region has been the upturn in the semiconductor business cycle. Prices for commodity-type memory chips such as DRAMS -- which is a large market for Asian companies -- have improved substantially as demand for high-tech goods has increased around the world.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance     17.3%

Electronics and
electrical equipment      17.0%

Real estate               10.1%

Telecommunications         7.4%

Computers                  4.9%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


Taiwan was among the direct beneficiaries of the upturn in the chip cycle, and managers Carmel Peters and Paul Warren were successful in selecting some key holdings. For example, the fund owned Taiwanese blue-chips such as Taiwan Semiconductor as well as some strong performing but lesser known chip stocks such as Winbond Electronics and United Microelectronics. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* CORPORATE RESTRUCTURING BOOSTS KOREAN MARKET

South Korea has been the top-performing emerging market for some time. Carmel and Paul have also been impressed with the level of restructuring that has taken place at the large industrial groups known as chaebol. Samsung Electronics, along with being a major beneficiary of the upturn in semiconductor prices, has also been one of the most aggressive companies in leading the restructuring trend in the country.

The fund also owned stakes in other Korean bellwethers such as Korea Electric Power Company, Pohang Iron and Steel, and Korea Telecom
Corporation. Of course with the relief afforded by stronger markets and capital inflows, the drive to restructure may slow somewhat.

* HONG KONG PROVIDES ENTRY TO CHINESE MARKETS

With the Hong Kong market up about 30% so far in 1999, it is hardly surprising that four of the fund's top five fund holdings are from that market. Some of the fund's positions in Hong Kong, such as the Hutchison Whampoa, and Sun Hung Kai conglomerates, were attractive because of their control over exports.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Samsung Electronics Co. GDR
South Korea
Electronics and electrical equipment

Hutchison Whampoa, Ltd.
Hong Kong
Conglomerates

Cheung Kong Infrastructure Holdings
Hong Kong
Real estate

Hang Seng Bank Ltd.
Hong Kong
Insurance and finance

Sun Hung Kai Properties Ltd.
Hong Kong
Real estate

Korea Electric Power Corp.
South Korea
Utilities

China Telecom Ltd.
Hong Kong
Telecommunications

Taiwan Semiconductor Manufacturing Co.
Taiwan
Electronics and electrical equipment

Development Bank of Singapore Ltd.
Singapore
Insurance and finance

United Microelectronics Corp.
Taiwan
Electronics and electrical equipment

Footnote reads:
These holdings represent 30.7% of the fund's net assets as of 8/31/99. Portfolio holdings will vary over time.


In light of the stronger Japanese yen and China's efforts to get more of its goods into the world markets, the flow of exports through Hong Kong is likely to pick up. Hong Kong has also provided the opportunity for the fund to gain a foothold in China's developing telecommunications business through its holdings in China Telecom.

Despite this generally favorable environment, some potentially troublesome issues lurk for Hong Kong. Among them is the government's 40% stake in the equity market that it acquired fighting off the Hong Kong dollar's peg to the U.S. dollar. China has its own problems; relations with Taiwan are heating up, price deflation is being linked to concerns about a Chinese currency devaluation, and the potential for social unrest continues as the government grapples with a growing unemployment problem.

* DESPITE SOME SHORT-TERM ISSUES, OUTLOOK IS POSITIVE

Your fund's managers remain mindful of some important short-term issues. Should U.S. interest rates move higher, emerging-market stocks could suffer. In addition, trading in emerging-markets securities could remain volatile as investor concerns about Y2K escalate in the final months of 1999.

We should also note that shortly after the close of the fund's reporting period Taiwan sustained a major earthquake. While the loss of life and the safety of survivors are the primary concerns, from an economic point of view, DRAM spot prices spiked higher in the immediate aftermath of the earthquake. Although the estimates of disruption in the production of memory chips and technological components have varied, it appears at this time to be a short-term concern. Carmel and Paul will continue to monitor the situation closely.

Of course, no matter what occurs in the near future, investors should remember that emerging markets represent a volatile asset class. That is why your fund's managers will continue to adhere to their investment strategy of selecting countries they believe offer the best mix of rewards and risks within the context of emerging-markets investing. In turn, this will help them to identify companies priced below the economic value of their businesses.

Carmel and Paul believe this approach steers the fund toward valuable long-term investment opportunities. Overall, however, it is clear that economic recovery has taken hold in Asia and they remain optimistic about prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or industry and involves more risk than a fund that invests more broadly. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including liquidity and volatility, may be associated with emerging-markets securities. The fund invests a portion of its assets in smaller companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Fund II is designed for investors seeking long-term capital appreciation through common stocks and other securities of companies located in Asia other than Japan.


TOTAL RETURN FOR PERIOD ENDED 8/31/99
(Inception 3/23/98)

                                        MSCI Asia Free       Consumer
                       NAV      POP     ex Japan Index      price index
-------------------------------------------------------------------------
1 year               111.52%   99.32%       80.50%             2.33%
-------------------------------------------------------------------------
Life of fund          30.14    22.64        12.75              3.08
Annual average        20.08    15.23         8.82              2.16
-------------------------------------------------------------------------


TOTAL RETURN FOR PERIOD ENDED 9/30/99 (most recent calendar quarter)

                                      NAV              POP
--------------------------------------------------------------------------
1 year                               76.19%           66.07%
--------------------------------------------------------------------------
Life of fund (since 3/23/98)         22.50            15.44
Annual average                       14.28             9.91
--------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. Returns at public offering price reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at net asset value. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation which is currently in effect. Without the expense limitation, total returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/99

-----------------------------------------------------------------------
Distributions (number)                 1
-----------------------------------------------------------------------
Income                              $0.092
-----------------------------------------------------------------------
Return of capital*                  $0.018
-----------------------------------------------------------------------
 Total                              $0.110
-----------------------------------------------------------------------
Share value:                   NAV          POP
-----------------------------------------------------------------------
8/31/98                       $5.23        $5.55
-----------------------------------------------------------------------
8/31/99                       10.90        11.56
-----------------------------------------------------------------------

*See page 24.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/23/98

                 Fund's class A     MSCI Asia Free     Consumer price
Date              shares at POP     ex Japan Index         index

3/23/98               9,425            10,000             10,000
5/31/98               7,650             8,121             10,037
7/31/98               6,730             7,309             10,062
9/30/98               6,552             6,763             10,074
11/30/98              8,171             8,510             10,111
1/31/99               8,270             8,661             10,148
3/31/99               8,653             9,220             10,173
5/31/99              10,408            10,197             10,247
7/31/99              12,073            11,256             10,277
8/31/99             $12,264           $11,275            $10,308

Footnote reads:
Past performance is no assurance of future results.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) Asia Free ex-Japan Index is an arithmetic, market value weighted average of the performance of the securities listed on the stock exchanges of those countries, excluding issues denominated in yen. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended August 31, 1999

To the Board of Trustees of Putnam Funds Trust and
Shareholders of Putnam Asia Pacific Fund II
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asia Pacific
Fund II (the "fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 1999



The fund's portfolio
August 31, 1999

COMMON STOCKS (97.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
China (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Beijing Yanhua Petrochemical Co., Ltd. Class H                                         $       16,895
            100,000  Shanghai Petrochemical Co. Ltd. (NON)                                                          21,507
             40,000  Yanzhou Coal Mining Co. Ltd.                                                                   17,644
                                                                                                            --------------
                                                                                                                    56,046

Hong Kong (27.2%)
--------------------------------------------------------------------------------------------------------------------------
              6,000  Beijing Enterprises Holdings Ltd.                                                              11,977
             18,000  Cable & Wireless HKT Ltd. (NON)                                                                40,915
             20,000  Cathay Pacific Airways (NON)                                                                   34,000
             13,000  Cheung Kong Infrastructure Holdings (NON)                                                     113,010
             14,000  China Merchants Holdings Ltd.                                                                  11,810
             10,000  China Resources Enterprise Ltd.                                                                16,420
             26,000  China Telecom Ltd. (NON)                                                                       80,865
              7,000  Citic Pacific Ltd. (NON)                                                                       21,771
              3,000  Dao Heng Bank Group Ltd.                                                                       13,677
             24,000  Esprit Holdings Ltd.                                                                           19,009
              8,000  Hang Seng Bank Ltd.                                                                            90,408
             24,300  Hong Kong and China Gas Co., Ltd.                                                              34,112
             15,000  Hutchison Whampoa, Ltd.                                                                       146,333
              8,000  Johnson Electric Holdings Ltd.                                                                 36,060
             30,000  Leefung - Asco Printers Holdings Ltd.                                                           6,298
             17,000  Legend Holdings Ltd.                                                                           16,420
              6,000  Li & Fung Ltd.                                                                                 19,241
             10,000  New World Development Co. Ltd.                                                                 24,083
             10,000  Sun Hung Kai Properties Ltd.                                                                   85,643
             17,000  Tianjin Development Hldgs Ltd. (NON)                                                           11,932
              6,371  Wharf (Holdings) Ltd.                                                                          17,313
                                                                                                            --------------
                                                                                                                   851,297

India (8.9%)
--------------------------------------------------------------------------------------------------------------------------
                350  Cipla Ltd.                                                                                     22,379
              1,900  Gujarat Ambuja Cements Ltd.                                                                    23,247
                539  Hindalco Industries. Ltd.                                                                      11,401
                600  Hindustan Lever Ltd.                                                                           36,843
              4,000  Housing Development Finance Corporation Ltd.                                                   23,816
              1,200  ITC Ltd.                                                                                       28,410
                900  Indian Hotels, Co. Ltd. GDR                                                                    11,588
                150  Infosys Technologies Ltd.                                                                      19,355
                840  Larsen & Toubro Ltd.                                                                           19,341
              1,800  Mahindra & Mahindra Ltd. (NON)                                                                 17,088
                700  Ranbaxy Laboratories Ltd. GDR                                                                  18,305
                860  Satyam Computer Services Ltd.                                                                  17,392
                370  Zee Telefilms Ltd. (NON)                                                                       27,707
                                                                                                            --------------
                                                                                                                   276,872

Indonesia (2.0%)
--------------------------------------------------------------------------------------------------------------------------
             25,000  PT Astra International Inc.                                                                     8,824
              6,000  PT Semen Gresik                                                                                11,765
              8,500  PT Indofood Sukses                                                                              9,111
              2,620  PT Telekomunikasi Indonesia ADR                                                                20,141
              6,000  Sampoerna Industries                                                                           12,510
                                                                                                            --------------
                                                                                                                    62,351

Malaysia (3.8%)
--------------------------------------------------------------------------------------------------------------------------
              4,000  Commerce Asset-Holding Berhad                                                                   9,211
              3,000  Edaran Otomobil Nasional Berhad                                                                11,053
             15,000  IJM Corp. Berhad                                                                               12,079
              8,000  Jaya Tiasa Holdings Berhad                                                                     14,948
             22,000  Public Bank Berhad                                                                             18,527
              6,000  Resorts World Berhad                                                                           15,237
              5,000  Telekom Malaysia                                                                               14,869
              6,000  UMW Holdings Berhad                                                                            12,948
              4,000  WTK Holdings Berhad                                                                            10,948
                                                                                                            --------------
                                                                                                                   119,820

Philippines (2.0%)
--------------------------------------------------------------------------------------------------------------------------
              3,800  Bank of the Philippine Islands 144A                                                            10,939
              1,000  Bank of the Philippine Islands                                                                  2,879
             29,900  Benpres Holdings Corp. GDR                                                                      5,889
             70,500  International Container Terminal Services, Inc.(NON)                                            7,566
              4,500  Manila Electric Co. Class B                                                                    13,409
              7,400  San Miguel Corp.                                                                               12,053
             47,000  SM Prime Holdings Inc.                                                                          8,664
                                                                                                            --------------
                                                                                                                    61,399

Singapore (12.6%)
--------------------------------------------------------------------------------------------------------------------------
                600  Asia Pulp & Paper Co. Ltd. ADR                                                                  4,575
              4,000  City Developments Ltd.                                                                         24,231
              2,000  Cycle & Carriage Ltd.                                                                          11,284
              4,000  Datacraft Asia Ltd.                                                                            15,440
              5,000  DBS Land Ltd.                                                                                  11,403
             20,000  Del Monte Pacific Ltd. (NON)                                                                   10,200
              5,815  Development Bank of Singapore Ltd.                                                             66,653
              8,000  JIT Holdings Ltd.                                                                              17,769
              5,000  Keppel Corp.                                                                                   16,184
             11,000  Omni Industries Ltd.                                                                           13,066
              5,000  Oversea Chinese Banking Corp.                                                                  35,040
              5,000  Singapore Airlines Ltd.                                                                        46,918
              1,600  Singapore Press Holdings Ltd.                                                                  26,606
             16,000  Singapore Telecommunications, Ltd.                                                             28,412
              2,000  Star Cruises PLC (NON)                                                                         12,200
              3,600  United Overseas Bank Ltd.                                                                      26,725
              3,000  Venture Manufacturing Ltd.                                                                     28,685
                                                                                                            --------------
                                                                                                                   395,391

South Korea (18.4%)
--------------------------------------------------------------------------------------------------------------------------
                829  AP SK Corp.                                                                                    20,022
              1,000  Daelim Industrial Co.                                                                          14,153
              1,200  Dongwon Securities Co.                                                                         29,288
                300  Halla Climate Control Co.                                                                      16,220
              3,200  Hankook Tire Manufacturing Co.                                                                 14,834
                 11  Hanwha Chemical Corp.                                                                             110
                640  Housing & Commercial Bank GDR                                                                  14,969
              1,000  Hyundai Industrial Development & Construction                                                  15,593
              1,200  Korea Data System                                                                              16,525
              2,250  Korea Electric Power Corp.                                                                     83,898
                500  Korea Telecom Corp.                                                                            31,356
                600  L.G. Chemical Ltd.                                                                             19,169
                630  L.G. Electronics                                                                               26,695
                260  Pohang Iron & Steel Company, Ltd.                                                              35,336
                877  Samsung Electronics Co. GDR                                                                   166,481
                300  Samsung Fire & Marine Insurance                                                                14,822
              1,800  Shinhan Bank                                                                                   19,373
                200  Shinsegae Department Store Co.                                                                 15,746
              1,799  SK Telecom Co., Ltd. ADR                                                                       20,351
                                                                                                            --------------
                                                                                                                   574,941

Taiwan (16.6%)
--------------------------------------------------------------------------------------------------------------------------
              1,610  Acer Inc. (NON)                                                                                17,147
              7,000  Acer Peripherals Inc.                                                                          18,218
              5,535  Advanced Semiconductor Engineering Inc. (NON)                                                  16,675
                900  Ase Test Limited                                                                               20,700
              3,003  Asustek Computer, Inc. GDR                                                                     32,398
             29,139  Bank Sinopac                                                                                   18,017
             11,200  Cathay Life Insurance Co., Ltd.                                                                33,741
              1,285  China Steel Corp. GDR                                                                          23,130
                683  China Steel Corp. GDR 144A                                                                     12,285
             15,080  Chinatrust Commercial Bank                                                                     15,128
                960  Evergreen Marine Corp.                                                                            996
             10,700  Far Eastern Textile Ltd.                                                                       15,561
              9,000  Formosa Plastics Corp.                                                                         17,319
              4,200  Hon Hai Precision Industry                                                                     27,426
              7,000  Nan Ya Plastic Corp.                                                                           11,593
              5,900  President Chain Store Corp.                                                                    17,309
              1,500  Reliance Industries GDS                                                                        16,575
              2,000  Synnex Technology Intl. Corp.                                                                  10,662
              2,400  Taishin Intl. Bank                                                                              1,544
             18,600  Taiwan Semiconductor Manufacturing Co. (NON)                                                   79,211
             10,000  United World Chinese Commercial Bank Corp.                                                     13,470
             19,400  United Microelectronics Corp.                                                                  49,571
              1,800  Windbond Electronics Corp. 144A GDR                                                            34,200
             15,000  Yageo Corp.                                                                                    15,946
                                                                                                            --------------
                                                                                                                   518,822

Thailand (4.1%)
--------------------------------------------------------------------------------------------------------------------------
              1,200  Advanced Info Service Public Co., Ltd. (NON)                                                   16,472
              7,200  Bangkok Bank Public Co., Ltd.                                                                  18,319
             10,000  International Broadcasting Corporation
                       Public Company Ltd.                                                                           6,394
              9,300  Land and House Public Co. Ltd.                                                                 14,076
             18,000  National Financial Insurance                                                                    8,388
             11,000  National Petrochemical Co.                                                                      9,258
              1,400  PTT Exploration & Production Plc                                                               11,033
              3,500  Siam City Cement Co. Ltd.                                                                      12,970
             12,200  Siam Commercial Bank Public Co. Ltd.                                                            5,492
             12,000  TelecomAsia Corporation Public Co. Ltd.                                                        11,459
             11,000  Thai Farmers Bank Public Co.                                                                   15,788
                                                                                                            --------------
                                                                                                                   129,649
                                                                                                            --------------
                     Total Common Stocks (cost $2,123,136)                                                  $    3,046,588

CONVERTIBLE PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              3,000  Compal Electronics, Inc. zero % c.v. pfd.                                              $       10,319
             12,800  Siam Commercial Bank Public Co. Ltd. 144A
                       $5.25 c.v. pfd.                                                                              14,530
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $20,622)                                      $       24,849
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $2,143,758) (b)                                                $    3,071,437
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,129,494.

  (b) The aggregate identified cost on a tax basis is $2,187,552, resulting in gross unrealized appreciation and depreciation of $914,797 and $30,912, respectively, or net unrealized appreciation of $883,885.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts,
      representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 1999 (as a percentage of net assets):

          Insurance and finance                    17.3%
          Electronics and electrical equipment     17.0
          Real estate                              10.1

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,143,758) (Note 1)                                                $3,071,437
-----------------------------------------------------------------------------------------------
Foreign currency (cost $101,028)                                                        100,817
-----------------------------------------------------------------------------------------------
Dividends receivable                                                                      4,003
-----------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                          9,120
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          193,829
-----------------------------------------------------------------------------------------------
Total assets                                                                          3,379,206

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         82,981
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                        131,971
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  515
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               435
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  7
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   33,803
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       249,712
-----------------------------------------------------------------------------------------------
Net assets                                                                           $3,129,494

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                   $2,418,867
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (7,411)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                 (209,359)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                       927,397
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,129,494

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,129,494 divided by 287,110 shares)                                                   $10.90
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.90)*                                  $11.56
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax $3,663)                                                $   41,594
-----------------------------------------------------------------------------------------------
Interest                                                                                    611
-----------------------------------------------------------------------------------------------
Total investment income                                                                  42,205

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         22,438
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            4,146
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         2,310
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             40
-----------------------------------------------------------------------------------------------
Auditing                                                                                 33,581
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,604
-----------------------------------------------------------------------------------------------
Other                                                                                     2,836
-----------------------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 2)                                          (31,933)
-----------------------------------------------------------------------------------------------
Total expenses                                                                           37,022
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (2,781)
-----------------------------------------------------------------------------------------------
Net expenses                                                                             34,241
-----------------------------------------------------------------------------------------------
Net investment income                                                                     7,964
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        297,030
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                              (7,250)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year (Note 1)                                              (2,556)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                            1,267,334
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,554,558
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $1,562,522
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                                       For the period
                                                                                                       March 23, 1998
                                                                                     Year ended         (commencement
                                                                                     August 31,        of operations)
                                                                                           1999    to August 31, 1998
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $    7,964            $   18,006
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                           289,780              (508,833)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies                                                                    1,264,778              (337,381)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                       1,562,522              (828,208)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (7,964)                   --
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                      (15,394)                   --
---------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   (4,667)                   --
---------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       264,290               158,915
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                               1,798,787              (669,293)

Net assets
---------------------------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                                            1,330,707             2,000,000
---------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net
investment income of $7,411 and
$13,148, respectively)                                                               $3,129,494            $1,330,707
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Year        For the period
Per-share                                                                                              ended       March 23, 1998+
operating performance                                                                                August 31      to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $5.23            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)(b)                                                                             .03              .06
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                     5.75            (3.33)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   5.78            (3.27)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                              (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                                      (.06)              --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                       (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.11)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $10.90            $5.23
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                                                111.52           (38.47)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $3,129           $1,331
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                                                            1.65              .73*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                                                             .35              .99*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                234.28           202.60*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $.12 and $.07 per share for the periods ended August 31, 1999 and August 31, 1998, respectively. (Note 2)

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



Notes to financial statements
August 31, 1999

Note 1
Significant accounting policies

Putnam Asia Pacific Fund II (the "fund") is a series of Putnam Funds Trust ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long term capital appreciation by investing primarily in common stocks and other securities of companies located in Asia other than Japan.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on its principle exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gain or loss on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 1999, the fund had a capital loss carryover of approximately $142,000 available to offset future net capital gain, if any, which will expire on August 31, 2007.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, foreign taxes, market discount, realized gains and losses on passive foreign investment companies, unrealized gains and losses on passive foreign investment companies, and accretion/amortization adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1999, the fund reclassified $5,165 to increase distributions in excess of net investment income and $329 to increase paid-in-capital, with a decrease to accumulated net realized losses of $4,836. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.65% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended August 31, 1999, fund expenses were reduced by $2,781 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets.The fund is not currently making any payments pursuant to the plan.

For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received no net commissions from the sale of shares of the fund. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,510,586 and $5,090,569, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           For the year ended August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         43,710           $359,791
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,792             28,025
-----------------------------------------------------------------------------
                                                    47,502            387,816

Shares
repurchased                                        (15,071)          (123,526)
-----------------------------------------------------------------------------
Net increase                                        32,431           $264,290
-----------------------------------------------------------------------------

                                                For the period March 23, 1998
                                                 (commencement of operations)
                                                           to August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        104,744           $659,238
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   104,744            659,238

Shares
repurchased                                        (85,359)          (500,323)
-----------------------------------------------------------------------------
Net increase                                        19,385           $158,915
-----------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The fund was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to March 23, 1998, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 and the issuance of 235,294 shares to Putnam Mutual Funds Corp., on March 20, 1998.

At August 31, 1999, Putnam Investments, Inc. owned 256,891 shares of the fund (89.5% of class shares outstanding), valued at $2,800,112.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $45,256 or $.157 per share. Taxes paid to foreign countries were $3,663 or $.013 per share.

For the year ended August 31, 1999, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

John J. Morgan, Jr.
Vice President

Brett C. Browchuk
Vice President

Carmel Peters
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Asia Pacific Growth II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


55088 10/99